UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):         August 8, 2002

RESTORATION HARDWARE, INC.

(Exact name of registrant as specified in its charter)

000-24261 (Commission File Number)	Delaware (State or other jurisdiction of incorporation)	68-0140361 (IRS Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California (Address of principal executive offices)	94925 (Zip Code)

Registrant’s telephone number, including area code:   (415) 924-1005

Item 5. Other Events.

                  On August 8, 2002, we issued a press release announcing our sales results for the second quarter of fiscal 2002. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (c)  Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 8, 2002, regarding the registrant’s sales results for the second quarter of fiscal 2002.

SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: August 9, 2002	By:	/s/ Kevin W. Shahan

Kevin W. Shahan, Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release, dated August 8, 2002, regarding the registrant’s sales results for the second quarter of fiscal 2002.